2026 Corporate Presentation

Advanced Technology That Makes Water Better

Robert Banks, President and CEO

NEPHROS

because water matters™



Safe Harbor Statement

Certain statements in this management presentation constitute “forward-looking statements.” Such statements include those regarding our ability to execute on our growth strategy, our plans to develop new products and technologies, including the efficacy and intended use of such products and technologies, the timelines and strategy for bringing such products to market, our ability to achieve sustained profitability, and other statements that are not historical facts, including statements that may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond our control. Actual results may differ materially from the expectations contained in the forward-looking statements. Factors that may cause such differences include, but are not limited to, the risks that (i) we face significant challenges in obtaining market acceptance of our products, which, if not obtained, could adversely affect our potential sales and revenues; (ii) our dependence on third party suppliers, manufacturers and distributors; (iii) product-related deaths or serious injuries or product malfunctions could trigger recalls, class action lawsuits and other events that could cause us to incur expenses and may also limit our ability to generate revenues from such products; (iv) we face potential liability associated with the production, marketing and sale of our products, and the expense of defending against claims of product liability could materially deplete our assets and generate negative publicity, which could impair our reputation; (v) we may not be able to obtain funding if and when needed or on terms favorable to us in order to continue operations; (vi) we may not be able to maintain sufficient capital to successfully implement our business plan; (vii) to the extent our products or marketing materials are found to violate any provisions of the U.S. Food, Drug and Cosmetic Act or any other statutes or regulations, we could be subject to enforcement actions by the U.S. Food and Drug Administration or other governmental agencies; (vii) we may not be able to effectively market our products; (viii) we may not be able to sell our water filtration products at competitive prices or profitably; (ix) we may encounter unanticipated internal control deficiencies or weaknesses or ineffective disclosure controls and procedures; (x) we may not be able to obtain appropriate or necessary regulatory approvals to achieve our business plan; (xi) we may not be able to secure or enforce adequate legal protection, including patent protection, for our products; (xii) we may not be able to achieve sales growth in key geographic markets; and (xiii) the imposition, or threatened imposition of tariffs could increase the cost of the filtration materials and technology used in our products, which could adversely affect our revenues and profitability. More detailed information about us and the risk factors that may affect the realization of forward-looking statements, including the forward-looking statements in this management presentation, is set forth in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2025, and our other periodic reports filed with the SEC. We urge you to read those documents free of charge at the SEC’s web site at www.sec.gov. We do not undertake to publicly update or revise our forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Overview

Nephros provides leading filtration solutions to a variety of industries including healthcare, hospitality, institutions, government, and manufacturing

Nephros water filters support medical and commercial use, with options for contaminants like scale or sediment, and FDA-cleared Class II products for infection control and dialysis water or bicarbonate concentrate



Market Data

Nasdaq ▸ NEPH

As of Mar 13, 2026

$3.50
Price (3/13/2026)

$37.8M
Market Cap

$1.49–$6.42
52-Week Range (to 3/13/26)

~44,000
Average Daily Trading (3-month to 3/13/26)

As of March 13, 2026

10.8M
Common Shares Outstanding

~2.5%
Management Holdings

Investment Highlights

- New executive team rationalizing and re-energizing leading water filtration provider
- Proprietary technology with multiple competitive advantages
- Growing demand fueled by regulatory tailwinds
  - **ASHRAE 514** - infection control
  - **ST108** - sterile processing
  - **AAMI standards** - dialysis
- GAAP profitable from increasing revenue momentum and positive cash flow
- Growing recurring revenue from programmatic customers
- Strong balance sheet with no debt to support growth initiatives



Professional Executive Team



ROBERT BANKS
President & CEO

Robert has a proven track record of delivering value through innovation and aligning the strengths of his organization with customer needs to drive profitable growth. Most recently, he was the Executive Director of Product Management at ITT Gould's Pumps, responsible for sales and marketing of the commercial pump portfolio. Earlier, Robert was the VP of Global Strategic Accounts at Danfoss Power Solutions.



JUDY KRANDEL
Chief Financial Officer

With more than 20 years of experience in asset management, investment, operations, reporting and oversight, as well as formal accounting expertise, Judy has an impressive record of financial leadership and planning. Previously, Judy was CFO at Recruiter.com and Paltalk Inc., both public companies. Judy holds a Bachelor of Science in Finance from the Wharton School and a Master of Business Administration from the University of Chicago Booth School of Business.

Board Of Directors

ROBERT BANKS

President & Chief Executive Officer

Responsible for leading the organization with a clear, set vision, developing a strategy to achieve that vision, and then executing that strategy. Robert leads our team to success by inspiring and motivating employees, building strong relationships with customers and stakeholders, and making difficult decisions, all while managing resources effectively. Robert's favorite part about working at Nephros is the opportunity to work with best-in-class technology while taking our partner and customer relationships to extraordinary levels as we grow and create shareholder value. Robert holds a Bachelor of Mechanical Engineering from the University of Delaware, along with a Master of Business Administration from the University of Maryland.

JOE HARRIS

Joe is currently the Midwest Sales Director at Murj, a digital health company focused on patients with implantable cardiac devices. Previous roles have included Sales Director positions at HeartFlow, Inc., BIOTRONIK, and Boston Scientific. Joe is a U.S. Army veteran and graduate of the U. S. Military Academy at West Point.

ARTHUR AMRON

Chairman of the Board

Arthur was for more than 20 years a partner and General Counsel of Wexford Capital until December 2023, and he continues as a special limited partner of, and consultant to, Wexford. During his tenure at Wexford he participated in various private equity transactions, particularly in the bankruptcy and restructuring areas, and has served on the board committees of several public and private companies in which Wexford held investments.

OLIVER SPANDOW

Oliver is currently the Chief Financial Officer, Executive Vice President, and a Director of IDOC, LLC, an optometry-based consulting and member service organization. Previously, Oliver spent 15 years with Johnson and Johnson (J&J), including as General Manager of the Vision Care business in the UK and Ireland, in addition to general finance, sales and marketing roles with work on multiple acquisitions, divestment, and licensing deals. Earlier, Oliver was a Management Consultant with Price Waterhouse.

Lisa Nettis

Lisa is currently the CFO of SoFlo Customs, an upfitter of vehicles. She has held that position since June 2025. Prior to that, she was the CFO of Sky Organics, a PE backed manufacturer of personal care products. From 2008 through 2021, Lisa held various leadership positions within the finance team at Jarden Corporation which became Newell Brands. Her last position was Global Director of Operations Finance for the Home Appliances division. At the beginning of her career, she was an auditor for a Public Accounting Firm. Lisa holds a B. S. in Business with a major in Accounting from Miami University and an M. B. A. in Marketing and Corporate Strategy from the University of Michigan.

Water Filtration Business Segments

Nephros water filtration business is focused on two markets: medical water filtration and commercial water filtration

We offer a robust line-up of solutions that support an array of installation applications for both water safety and quality

MEDICAL FILTRATION

Infection Control



Dialysis



COMMERCIAL FILTRATION





Medical Filtration

Medical water filtration is our core business, and within this product line we focus on two areas: **Infection Control** and **Dialysis**

These solutions are FDA 510(k)-cleared as Class II medical devices for effective retention of waterborne pathogens

FDA
510(k)

MEDICAL FILTRATION

Superior Technology

Our FDA Class II water filters are capable of effectively retaining bacteria, viruses, and endotoxins with proprietary, hollow-fiber media. This exceptional filtration technology is born from years of service in the field of dialysis, arguably the gold standard of all fluid purification.

Our hollow-fiber membranes work through size exclusion and enable the retention of bacteria, viruses, and endotoxins



MEDICAL FILTRATION | INFECTION CONTROL


70-0284
NEPHROS
70-0281
70-0280
70-0282

Infection Control

BENEFITS AND CAPABILITIES

- Purify EPA-quality water to be suitable for drinking, surgical handwashing, and medical equipment cleaning
- Aid in infection control while supporting facility safety and continuity of operations
- Provide effective barrier for bacteria, viruses, and endotoxins
- Ideal for both remediation of compromised water and preventative water management

APPLICATIONS

- Installation supported at sinks, showers, manufacturing or healthcare equipment, and ice machines

MEDICAL FILTRATION | INFECTION CONTROL



Infection Control Business Drivers

INFLUENCES

- CMS, TJC, ASHRAE
- ASHRAE 188 and (new) 514 detail water management plan guidance

CUSTOMERS

- Healthcare facilities
- Government
- Manufacturing
- Schools
- Labs

SALE TYPES

- Programmatic (recurring replacement orders)
- Emergency (outbreaks / compromised water events)


70-0243D
70-0235D
70-0242

MEDICAL FILTRATION DIALYSIS

Dialysis

BENEFITS AND CAPABILITIES

- Offer sub-micron purification of water and bicarbonate concentrate following other water treatment equipment, such as reverse osmosis
- Ideal for a variety of configurations throughout the dialysis water loop
- Long, continuous 12-month (1-year) filter life
- Available in dual- or single-stage filtration designs
- Compact options available to support low-flow setups

APPLICATIONS

- Installation supported within water rooms following RO, into water lines as polishing stage, and within both stationary and portable dialysis machines

MEDICAL FILTRATION | DIALYSIS



Dialysis Business Drivers

INFLUENCES

- ISO and ANSI/AAMI (new standard ST108)
- Dedicated national sales coverage

CUSTOMERS

- Dialysis clinics and dialysis wings within healthcare facilities
- OEM partners

SALE TYPES

- Large accounts (fewer players)
- New product development

COMMERCIAL FILTRATION


NEPHROS
70-15125-E40
NEPHROS
70-14150-C60

Commercial

BENEFITS AND CAPABILITIES

- High-quality reduction of water contaminants like lead, scale, total PFAS, and sediment
- Improved equipment performance and efficiency
- Reduced machine maintenance
- Available in multiple keys and sizes to fit a variety of manifold configurations
- Phosphate- and carbon-free options available

APPLICATIONS

- Installation supported at food / beverage machines, ice machines, coffee / tea makers, bottle fillers, and drinking fountains

COMMERCIAL FILTRATION



Commercial Business Drivers

INFLUENCES

- IAPMO, NSF, and ANSI standards

CUSTOMERS

- Restaurants and quick-service restaurants (QSR)
- Convenience stores
- Hospitality
- Facilities with cafeterias and/or staff kitchens

SALE TYPES

- Programmatic (recurring replacement orders)

Looking Ahead

Growth Strategy

- Continue expansion of sales coverage
  - Expanding sales team to further capitalize national opportunities
  - Expanding relationship with key distributors to help market coverage
- Increase cross selling between products and applications
- Continue converting one-time customers to programmatic
- Leverage changing regulatory guidance to drive sales and market share
- Explore new product, distribution, and service partnerships
- Launch digital tools to support products, customers, and field installations



New Developments

PRODUCTS AND SERVICES

- Digital tools to enhance Nephros value
  - Deploying a filter tracker to drive reorders and support field installations
  - Development of a “digital twin” to monitor environmental inputs, anticipate usage, drive strategy, and replacements
- Release of a dedicated sterile processing solution to support ST108 demand
- Expanded international clearances for most in-demand dialysis solutions
- Addition of nano- and micro-plastic removal (NMPs) claims for each of our filtration segments
- Investment in new verticals and product innovations

NEW DEVELOPMENT

Nano- And Microplastics

Human exposure presents multiple health concerns

- Nanoplastics penetrate biological barriers
- Leaches toxic chemicals
- Results: cellular toxicity, inflammation, damaged DNA

"Because we have the smallest pore size in the market... we are the best filter company to address NMPs."


NEPHROS
Flow Direction

0.005 µm/5 nm Direct Barrier!!


Microplastics
Nanoplastics
100 µm
1000 nm

NEW DEVELOPMENT

Digital Tools

Enhanced Customer Experience

- Documentation of filter installations
- Captures critical data points
- Digital tools increase Nephros value
  - Tracker drives reorders
  - Coming “digital twin” with real time environmental inputs

“We have taken an exciting step towards digitizing with the launch of a filter tracker.”


09:05
NEPHROS
FILTER TRACKER
You have 5 expired filters
Your Facility: Nephros
Scan New Filter
Filter Log

> This is only beginning of what is possible in our digital environment.”
>
> — Robert Banks, CEO and President

NEPHROS

Growing Customer Base Driving Increasing Revenue Momentum

Reported Revenue



6000
5000
4000
3000
2000
1000
0
Q1 2018
Q1 2026

Active Customer Sites



1600
1400
1200
1000
800
600
400
200
0
Q1 2021
Q1 2026

Nephros, Inc. – Financial Highlights

Consolidated	2026Q1	2025Q1	FY 2025	FY 2024
REVENUE	**5,212**	**4,877**	**18,789**	**14,162**
Gross Margin	57%	65%	62%	62%
EBITDA	135	585	1,207	133
Adjusted EBITDA	206	667	1,571	548
Operating Income (Loss)	97	566	1,146	6
Net Cash Flow From Operations	(1,671)	322	1,645	(492)
EPS, basic	0.01	0.05	0.11	0.01
EPS, diluted	0.01	0.05	0.11	0.01
Net Income	140	558	1,194	74

Dollars In 000s Except Per Share Amounts

Nephros Inc. — Selected Balance Sheet Information

Assets	March 31, 2026	December 31, 2025	December 31, 2024
Current Assets:			
Cash And Cash Equivalents	4,018	5,400	3,760
Accounts Receivable, Net	3,521	2,414	1,781
Inventory	3,619	3,232	2,615
Other Current Assets	338	177	142
Total Current Assets	**11,496**	**11,223**	**8,298**
Other Assets	2,298	2,418	2,912
Total Assets	**13,794**	**13,641**	**11,210**
Liabilities And Stockholders' Equity			
Current Liabilities:			
Accounts Payable	1,463	914	649
Other Current Liabilities	1,064	1,853	913
Total Current Liabilities	**2,527**	**2,767**	**1,562**
Other Liabilities	566	672	1,063
Total Liabilities	**3,093**	**3,439**	**2,625**
Total Stockholders' Equity	**10,701**	**10,202**	**8,585**
Total Liabilities And Equity	**13,794**	**13,641**	**11,210**

Dollars In 000s

Cap Table


0.03%
-2.45
8,054.59
NEPH
7.50%
COMCAST
CMCSA
Nasdaq100
0.66%
-0.30
$45.25
PEP
Nasdaq100

Cap Table as of 03/31/26

$4.0 MM
Cash

10.8 MM
Shares o/s

1.2 MM
Total equity grants outstanding

$0
Debt

Key Takeaways

- Experienced management team driving growth of leading water filtration provider
- Proprietary technology with multiple competitive advantages
- Growing demand fueled by regulatory tailwinds
  - **ASHRAE 514** - infection control
  - **ST108** - sterile processing
  - **AAMI standards** - dialysis
- GAAP profitable and positive cash flow
  - Growing recurring revenue from “programmatic” subscription customers
- Strong balance sheet with no debt to support growth initiatives



Thank You!

Investor Relations Contacts:



Kirin Smith

President, PCG Advisory

(646) 823-8656 ksmith@pcgadvisory.com



Robert Banks

President & CEO, Nephros, Inc.

(201) 343-5202 x110 robert.banks@nephros.com

Appendix



EBITDA And Adjusted EBITDA

EBITDA and Adjusted EBITDA Definitions and Reconciliation to GAAP Financial Measures

EBITDA is calculated by taking net income (loss) calculated in accordance with generally accepted accounting principles ("GAAP") and excluding all interest-related expenses and income, tax-related expenses and income, and depreciation and amortization expense. Adjusted EBITDA is calculated by taking EBITDA and excluding non-recurring expenses and income and non-cash items, including non-cash inventory impairments and write-offs, and non-cash compensation. The tables on the following page present a reconciliation of EBITDA and Adjusted EBITDA to net income, the most directly comparable GAAP financial measure, for the three months ended March 31, 2026 and 2025, and the twelve months ended December 31, 2025.

EBITDA And Adjusted EBITDA Reconciliation

2026	Q1 2026
unaudited	(in thousands)
Reconciliation of Net Income:	
Net Income	**140**
Adjustments:	
Depreciation of Property and Equipment	11
Amortization of Other Assets	16
Interest Expense	-
Interest Income	(32)
Income Tax	-
EBITDA Income	**135**
Adjustments To EBITDA:	
Non-cash Stock-based Compensation	60
Non-cash Inventory Impairments	11
Adjusted EBITDA Income	**206**

2025	Q1 2025	12 Months Ended 12/31/2025
audited	(in thousands)	
Reconciliation of Net Income:		
Net Income	**558**	**1,194**
Adjustments:		
Depreciation of Property and Equipment	17	55
Amortization of Other Assets	23	84
Interest Expense	-	1
Interest Income	(13)	(139)
Income Tax	-	12
EBITDA Income	**585**	**1,207**
Adjustments To EBITDA:		
Non-cash Stock-based Compensation	76	296
Non-cash Inventory Impairments	6	68
Adjusted EBITDA Income	**667**	**1,571**

Corporate Milestones



1997	Nephros founded as spin-off from Columbia University research group to develop a new type of dialysis machine that allows existing Hemodialysis (HD) machines to also deliver Hemodiafiltration (HDF) dialysis to patients in the US.
2003	IPO at pre-revenue stage
2008	Wexford Capital makes first investment
2012	FDA approval of the HDF machine; commercially unsuccessful. Also signed exclusive license agreement with Medica to market their proprietary filtration products in the US.
2015	Daron Evans joins as CEO. Re-focuses company on point-of-use filtration in the health care industry. De-emphasizes HDF product.
2017	Andy Astor joins as CFO. Builds financial infrastructure and raises capital to build filtration sales infrastructure.
2017-2020	NEPH grows revenue from $2M to $10M, with 15 consecutive quarters of YoY growth, averaging 60%.

Corporate Milestones



2018 — Acquired Aether Water Systems to establish a presence in non-medical filtration for diversification. Also formed Specialty Renal Products (SRP) subsidiary, to re-start the HDF product market. Also started Pathogen Detection Systems group (PDS), a new business focused on real-time water quality testing.

2019 — Uplist to Nasdaq, 1:9 reverse stock split

2020-2022 — COVID years challenging as hospitals manage the pandemic. Andy Astor appointed CEO, replacing Daron Evans, who resigns due to family obligations.

2022 — NEPH restructures to focus entirely on filter business. Sells PDS; liquidates SRP; reduces headcount and other expenses; partners with Donastar to drive commercial filtration sales; overall reset for growth and profitability.

2023 — Achieves full-year positive cash flow. Reduces net loss from continuing operations from $4.3M in 2022 to $1.6M in 2023. Robert Banks joins as CEO; Judy Krandel joins as CFO; Andy Astor retires.

2024 — Achieves profitability and positive adjusted EBITDA for the full year 2024, for the first time in company history.

NEPHROS

because water matters™

nephros.com